EXHIBIT 10.8

                                    AMENDMENT
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         This Amendment and Waiver (this "AMENDMENT"), dated as of June 30, 2005 is entered  into by and  between  INCENTRA  SOLUTIONS  INC.  (f/k/a  Front Porch
Digital Inc.), a Nevada corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of May 13, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT"), (ii) the Secured Convertible Term Note, dated May 13, 2004 (as amended, modified or supplemented from time to time, the "TERM NOTE") issued by the Company pursuant to the Securities Purchase Agreement, (iii) the Common Stock Purchase Warrant, dated May 13, 2004 (as amended, modified or supplemented from time to time, the "WARRANT") issued by the Company pursuant to the Securities Purchase Agreement, and (iv) the Registration Rights Agreement by and between the Company and Laurus, dated as of May 13, 2004 (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT" and, together with the Securities Purchase Agreement, the Term Note and the Warrant, the "LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         WHEREAS, the Company and Laurus have agreed to make certain changes to the Loan Documents as set forth herein;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Section 4.1 of the Term Note is hereby amended by adding the following immediately following 4.1(j) thereof:

                  "(k) JUNE 2005 NOTES AND ANCILLARY AGREEMENTS. An Event of Default, shall have occurred and be continuing under and as defined in any of (i) that certain Security Agreement dated June 30, 2005, issued by the Company, PWI Technologies, Inc. and Star Solutions, Inc. to Holder, as amended, modified or supplemented from time to time, "June 2005 Security Agreement; (ii) any of the Notes (as amended, modified or supplemented from time to time,) as such term is defined in the June 2005 Security Agreement and (iii) any Ancillary Agreement referred to in the June 2005 Security Agreement, as each are amended, modified or supplemented from time to time, ."

         2. Each amendment set forth herein shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus.

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         3.       Except as specifically set forth in this Amendment,  there are no other amendments to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

         4. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

         5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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         IN WITNESS  WHEREOF,  each of the  Company  and Laurus has caused  this
Amendment to the Loan Documents to be signed in its name effective as of this 30th day of June, 2005.



                                         INCENTRA SOLUTIONS, INC.



                                         By: /s/ Matthew Richman
                                             -----------------------------------
                                         Name: Matthew Richman
                                         Title: Sr. Vice President & Treasurer



                                         LAURUS MASTER FUND, LTD.



                                         By: /s/ David Grin
                                             -----------------------------------
                                         Name: David Grin
                                         Title: Managing Partner